UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2006

                      Safety Components International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   000-23938                 33-0596831
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)

               41 Stevens Street, Greenville, South Carolina 29605 (Address, Including Zip Code, of Principal Executive Offices)

                                 (864) 240-2600
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      On June 9, 2006, the Company received notice from National Association of Securities Dealers (the "NASD") that the Company was delinquent with respect to its obligation under NASD Rule 6530 to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006. The notice stated that pursuant to NASD Rule 6530 unless the delinquency is cured by June 23, 2006, the Company's common stock will not be eligible for quotation on the OTC Bulletin Board and will therefore be removed effective June 27, 2006. The Company is exerting its best efforts to complete and file the Form 10-Q by June 23, 2006. In the event that the Company is unable to complete and file the Form 10-Q by such date, the Company intends to request a hearing with an NASD hearing panel, which should stay any delisting of the Company's common stock pending the hearing panel's decision. In the event that the Company's stock is delisted from the OTC Bulletin Board because it fails to file the Form 10-Q by June 23, 2006, the Company expects to apply for relisting promptly after it files the Form 10-Q.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SAFETY COMPONENTS INTERNATIONAL, INC.


                                 By:  /s/ William F. Nelli
                                      ------------------------------------------
                                      William F. Nelli, Controller and
                                      Principal Financial and Accounting Officer

Date: June 15, 2006